SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: December 14, 2005
BioCryst Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-23186	62-1413174
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification #)
2190 Parkway Lake Drive, Birmingham, Alabama 35244
(Address of Principal Executive Office)
(205) 444-4600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 8.01. Other Events and Regulation FD Disclosure
Item 9.01. Exhibits
SIGNATURES
EXHIBIT INDEX
By-Laws of the Company
Stock Purchase Agreement
Nomination and Observer Agreement
Press Release

Item 1.01 Entry Into A Material Definitive Agreement.
     On December 14, 2005, BioCryst Pharmaceuticals, Inc. (the “Company”) entered into a Stock Purchase Agreement with Kleiner Perkins Caufield & Byers Holdings, LLC (“KPCB”), KPTV, LLC (“KPTV”) and TPG Biotechnology Partners, L.P. (“TPG” and, collectively with KPCB and KPTV, the “Investors”) in connection with a registered direct offering of 2,228,829 shares of its common stock at an offering price of $13.46 per share to the Investors (the “Offering”). The common stock will be issued pursuant to prospectus supplements filed with the Securities and Exchange Commission pursuant to Rule 424(b)(2) of the Securities Act of 1933, as amended, the Securities Act, in connection with a shelf takedown from Registrant’s registration statement on Form S-3 (333-111226), which was filed on December 16, 2003 and which became effective on January 5, 2004, and Registrant’s registration statement on Form S-3 (333-128087), which was filed on September 2, 2005 and which became effective on September 20, 2005.
     In connection with the Stock Purchase Agreement, the Company and KPCB entered into a Nomination and Observer Agreement dated as of December 16, 2005, under which the Company granted KPCB the right to appoint a member to its board of directors effective as of the closing of the offering. The Stock Purchase Agreement is being filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference into the shelf registration statements. The Nomination and Observer Agreement is being filed as Exhibit 4.2 to this Current Report on Form 8-K and incorporated by reference into the shelf registration statements.
     The Offering closed on December 16, 2005. The Company issued a total of 2,228,829 shares of common stock to the Investors, and received total proceeds of approximately $30 million from the Investors.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On December 15, 2005, the Company announced that it had appointed Beth C. Seidenberg, M.D., to the board of directors, effective as of the closing of the Offering described under Item 1.01 above. Dr. Seidenberg was appointed pursuant to KPCB’s rights under the Stock Purchase Agreement and the Nomination and Observer Agreement, as further described under Item 1.01.
     Dr. Seidenberg, 48, has served as an Executive in Residence of KPCB since May 2005. Prior to joining KPCB, she served as a consultant from December 2004 to May 2005. Dr. Seidenberg served as Amgen’s Chief Medical Officer and Senior Vice President, Global Development from January 2002 to December 2004, at Bristol-Myers Squibb Company as Senior Vice President, Global Development from September 2001 to January 2002, Senior Vice President, Clinical Development & Life Cycle Management from May 2000 to September 2001 and Vice President, Clinical Immunology/Pulmonary/Dermatology from April 2000 to May 2000 and at Merck/Merck Research Laboratories as Vice President, Pulmonary-Immunology from July 1998 to March 2000, Executive Director from March 1996 to June 1998, Senior Director from September 1993 to February 1996 and also served as both Director and Associate Director of Clinical Pharmacology from September 1991 to August 1993 and from June 1989 to August 1991, respectively. She received her M.D. from University of Miami; completed post-doctoral training at Johns Hopkins Medical Center and specialty training in immunology and infectious diseases at the National Institutes of Health. Dr. Seidenberg also has a B.S. degree in Biology and Anthropology from Barnard College.
     There are no family relationships between Dr. Seidenberg and any director or executive officer of the Company.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On December 15, 2005, the Board of Directors of the Company adopted an amendment to Section 2.5 of the Company’s By-laws such that a director chosen to fill a position resulting from an increase in the number of directors shall hold office until the annual meeting of stockholders of the Corporation at which term of the class of directors for which he has been chosen expires.
     A complete copy of the Company’s By-laws, as amended, is attached as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.
Item 8.01. Other Events and Regulation FD Disclosure.
     On December 15, 2005, the Company issued a press release announcing the execution of the Stock Purchase Agreement, and the appointment of Dr. Seidenberg to its board of directors effective upon the closing of the Offering. The press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein and incorporated by reference into the shelf registration statements.

     Neither the filing of any press release as an exhibit to this Current Report on Form 8-K nor the inclusion in such press release of a reference to the Company’s Internet address shall, under any circumstances, be deemed to incorporate the information available at such Internet address into this Current Report on Form 8-K. The information available at the Company’s Internet address is not part of this Current Report on Form 8-K or any other report filed by the Company with the Securities and Exchange Commission.
Item 9.01. Exhibits.

Exhibit No.	Description
3.1	By-laws of the Company as amended December 15, 2005.

4.1	Stock Purchase Agreement, dated as of December 14, 2005, by and among BioCryst Pharmaceuticals, Inc., Kleiner Perkins Caufield & Byers Holdings, LLC, KPTV, LLC and TPG Biotechnology Partners, L.P.

4.2	Nomination and Observer Agreement, dated as of December 16, 2005, by and between BioCryst Pharmaceuticals, Inc. and Kleiner Perkins Caufield & Byers Holdings, LLC.

99.1	Press release dated December 15, 2005 entitled “BioCryst Announces $30.0 Million Common Stock Offering to Institutional Investors”.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 2005	BioCryst Pharmaceuticals, Inc.
	By:	/s/ Michael A. Darwin
Michael A. Darwin
Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Item	Description
3.1	By-laws of the Company as amended December 15, 2005.

4.1	Stock Purchase Agreement, dated as of December 14, 2005, by and among BioCryst Pharmaceuticals, Inc., Kleiner Perkins Caufield & Byers Holdings, LLC, KPTV, LLC and TPG Biotechnology Partners, L.P.

4.2	Nomination and Observer Agreement, dated as of December 16, 2005, by and between BioCryst Pharmaceuticals, Inc. and Kleiner Perkins Caufield & Byers Holdings, LLC.

99.1	Press release dated December 15, 2005 entitled “BioCryst Announces $30.0 Million Common Stock Offering to Institutional Investors”.